                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported): October 15, 1997


                     NEWCOURT RECEIVABLES ASSET TRUST
                      (as Issuer of the Securities)


                     NEWCOURT RECEIVABLES CORPORATION
                                (as Seller)
           (Exact name of registrant as specified in its charter)


          Delaware                       33-98378                 77-041305
(State or other jurisdiction of    (Commission File Number)     (IRS Employer
       incorporation)                                        Identification No.)


     2700 Bank One Tower
     111 Monument Circle
     Indianapolis, Indiana                                     46204
     (Address of principal executive offices)                (Zip Code)

                                 (317) 229-3406
                (Registrant's telephone number, including area code)

                                  Not Applicable
             (Former name or former address, if changed since last report.)

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ITEM 5.   OTHER EVENTS

     The registrant is filing final forms of the exhibit listed in Item 7(c).

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)  Financial Statements: None

(b)  Pro Forma Financial Information: None

(c)  Exhibits:

EXHIBIT NO.                  DOCUMENT
----------                   --------
    20                  Monthly Servicer Certificate

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                              SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            NEWCOURT RECEIVABLES CORPORATION



                                            By:  /s/ Daniel A. Jauernig
                                                 ----------------------
                                                     Daniel A. Jauernig
                                                     Vice President and
                                                   Chief Financial Officer

October 15, 1997

                           EXHIBIT INDEX

EXHIBIT NO.                  DOCUMENT
----------                   --------
    20                  Monthly Servicer Certificate